UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 9, 2005

                             GRANT PARK FUTURES FUND
                               LIMITED PARTNERSHIP
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

          ILLINOIS                    000-50316                  36-3596839
(State or other jurisdiction   (Commission file number)       (I.R.S. employer
      of incorporation)                                      identification no.)

C/O DEARBORN CAPITAL MANAGEMENT, L.L.C.                             60661
  555 WEST JACKSON BLVD., SUITE 600                              (Zip Code)
         CHICAGO, ILLINOIS
(Address of principal executive offices)

       Registrant's telephone number, including area code: (312) 756-4450

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

         [  ]   Written communications pursuant to Rule 425 under the
                Securities Act (17 CFR 230.425)

         [  ]   Soliciting material pursuant to Rule 14a-12 under the
                Exchange Act (17 CFR 240.14a-12)

         [  ]   Pre-commencement communications pursuant to Rule 14d-2(b)
                under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]   Pre-commencement communications pursuant to Rule 13e-4(c)
                under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.
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         On May 9, 2005, Dearborn Capital Management, L.L.C., the General Partner of the Grant Park Futures Fund Limited Partnership (the "Fund"), sent a follow-up letter to the financial advisors of the Fund's selling agents re-examining the challenges relating to the drawdown the Fund is continuing to experience, including a summary description of the trend following trading strategy used by the Fund's trading advisors. On May 13, 2005, the General Partner sent a copy of the attached revised letter to these financial advisors. The revised letter reflects certain minor changes to the headings of the two tables included in the letter to clarify the drawdown performance information presented. Attached as Exhibit 99.1 is a copy of the letter, which is incorporated herein by reference.

         Note: the information in this report (including the exhibits) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GRANT PARK FUTURES FUND LIMITED PARTNERSHIP

                                     BY: DEARBORN CAPITAL MANAGEMENT, L.L.C.
Date:  May 16, 2005                       its General Partner

                                     By: /s/ David M. Kavanagh
                                         ---------------------------------------
                                         David M. Kavanagh
                                         President

                                INDEX TO EXHIBITS
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Exhibit
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99.1            Letter to Financial Advisors dated May 9, 2005